UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Amendment No. 1 to
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 23, 2011

China Intelligent Lighting and Electronics, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34783	26-1357819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 29-31, Shuikou Road
Huizhou, Guangdong
People’s Republic of China 516006
(Address, including zip code, of principal executive offices)

+ 86 752-3138511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K/A amends Items 4.01, 4.02 and 9.01 on Form 8-K filed by China Intelligent Lighting and Electronics, Inc. (the “Company”) with the Securities and Exchange Commission on March 29, 2011 (the “Original Filing”).  All other Items as contained in the Original Filing are not being amended by this Amendment and have not been included in this Amendment.  This Amendment primarily reflects additional disclosures regarding the ratification of the termination of the Company's engagement with its former auditors, MaloneBailey LLP, by the Audit Committee of the Company and communications between the Company and MaloneBailey LLP regarding the matters that resulted in the non-reliance on the Company’s previously issued financial statements.

Item 4.01.	Changes in Registrant’s Certifying Accountants.

On March 23, 2011, China Intelligent Lighting and Electronics, Inc. (the “Company”) provided notice to MaloneBailey, LLP (“MaloneBailey”) as to termination as the Company’s independent registered public accounting firm, effective immediately.  On March 13, 2011 and March 23, 2011, the Company’s Board of Directors (the “Board”) approved and ratified the decision to terminate the engagement of MaloneBailey.  On April 7, 2011, the Company’s Audit Committee ratified the decision of the Board to terminate the engagement of MaloneBailey.

On March 24, 2011, the Company received a notice of resignation from MaloneBailey (“Resignation Letter”) indicating that it is terminating its engagement with the Company, effective immediately.  MaloneBailey informed the Company that the resignation was due to, as described in the Resignation Letter, accounting fraud involving forging of the Company's accounting records and forging bank statements, in addition to other discrepancies identified during its testing of the Company’s accounts receivable. The Resignation Letter indicated that MaloneBailey believed that the accounting records of the Company have been falsified, which constitutes an illegal act.  MaloneBailey indicated that it has discussed the issues with management but with no resolution or reasonable explanation.

Furthermore, the Resignation Letter indicates that such accounting fraud could indicate a material error in previously issued financial statements.  As a result, MaloneBailey indicated in the Resignation Letter that it is unable to rely on management’s representations as they relate to previously issued financial statements and it can no longer support its opinions related to the financial statements as of December 31, 2009 and condensed Parent Only financial statements, included in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2010.

Other than as set forth above, from March 10, 2010, when MaloneBailey was engaged, through MaloneBailey’s dismissal and resignation on March 24, 2011, there were (1) no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The audit report of MaloneBailey on the financial statements of the Company for the year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company will authorize MaloneBailey to respond fully to the inquiries of any successor accountant concerning the subject matter of any disagreements. Other than set forth above, there are no disagreements or reportable events as described under Item 304(a)(1) of Regulation S-K.

The Company provided a copy of this disclosure to MaloneBailey and an opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees or disagrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K.  A letter from MaloneBailey is filed as Exhibit 16.1 to this Form 8-K/A.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As indicated in Item 4.01, above, MaloneBailey informed the Company on March 24, 2011 that, as described in the Resignation Letter, it was resigning due to accounting fraud involving forging of the Company's accounting records and forging bank statements, in addition to other discrepancies identified during its testing of the Company’s accounts receivable, and that such matters could indicate a material error in previously issued financial statements.  The Resignation Letter indicated that MaloneBailey believed that the accounting records of the Company have been falsified, which constitutes an illegal act.  MaloneBailey indicated that it has discussed the issues with management but with no resolution or reasonable explanation.  As a result, MaloneBailey indicated in the Resignation Letter that it is unable to rely on management’s representations as they relate to previously issued financial statements and it can no longer support its opinions related to the financial statements as of December 31, 2009 and condensed Parent Only financial statements, included in the Registration Statement on Form S-1 filed with the SEC on April 21, 2010.

Li Xuemei, the Company’s Chief Executive Officer and Chairwoman of the Board, had discussions regarding the matters that resulted in the non-reliance on the Company’s previously issued financial statements with MaloneBailey in respect to difficulties that MaloneBailey indicated that it was experiencing in obtaining customer confirmations.  Other than the discussions between Ms. Li and MaloneBailey and the Board’s receipt of the Resignation Letter, the Board and Audit Committee did not have communications with MaloneBailey regarding the matters that resulted in the non-reliance on the financial statements.

MaloneBailey’s letter, dated April 12, 2011, is incorporated by reference as Exhibit 7.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

7.1	Letter of MaloneBailey dated April 12, 2011 (included in Exhibit 16.1 of this current report on Form 8-K/A)
16.1	Letter of Malone Bailey dated April 12, 2011
17.1*	Letter of Resignation dated March 24, 2011 of Michael Askew
99.1*	Press Release dated March 29, 2011
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* Previously filed with the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Intelligent Lighting & Electronics, Inc.

Dated: April 12, 2011	By:	/s/ Xuemei Li
	Name:	Xuemei Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

7.1	Letter of MaloneBailey dated April 12, 2011 (included in Exhibit 16.1 of this current report on Form 8-K/A)
16.1	Letter of Malone Bailey dated April 12, 2011
17.1*	Letter of Resignation dated March 24, 2011 of Michael Askew
99.1*	Press Release dated March 29, 2011
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* Previously filed with the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2011.